SHARE OPTIONS (Schedule of Fair Value of the Options Vesting Period) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure Of Share Options And Share Warrants [Abstract]
Share-based payments - cost of sales	$ 0	$ 5	$ 12
Share-based payments - selling, general and administrative	1,755	1,095	780
Total - continuing operations	1,755	1,100	792
Share-based payments - discontinued operations	0	0	0
Total share-based payments	$ 1,755	$ 1,100	$ 792